UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------
                         April 25, 2005 (April 19, 2005)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


     Oklahoma                          1-13726                  73-1395733
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 (State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)


      6100 North Western Avenue, Oklahoma City, Oklahoma            73118
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           (Address of principal executive offices)              (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     Effective April 19, 2005, Chesapeake Energy Corporation executed an Indenture for $600 million of 6.625% Senior Notes due 2016. Interest on the notes will be payable semi-annually on January 15 and July 15 of each year, commencing July 15, 2005. The notes will mature on January 15, 2016.

     We may redeem some or all of the notes at any time after July 15, 2010, at the redemption prices described in the indenture, and prior to such date pursuant to certain make-whole provisions. If we complete certain equity offerings on or prior to July 15, 2008, we may redeem up to 35% of the notes with the net cash proceeds of certain equity offerings. If we sell certain assets and do not reinvest the proceeds or repay certain senior debt, or if we experience specific kinds of changes in control, we must offer to repurchase the notes. The notes will be our senior unsecured obligations and rank equally in right of payment with all of our existing and future unsecured senior debt and senior to any subordinated unsecured debt that we may incur. The notes will be guaranteed by our existing and future restricted subsidiaries on a senior unsecured basis. The notes will be effectively subordinated to our and our guarantor subsidiaries' existing and future secured debt, including debt under our revolving bank credit facility, to the extent of the value of the assets securing such debt. The notes will also be effectively subordinated to the debt of any non-guarantor subsidiaries.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION


                                     By:   /s/ Aubrey K. McClendon
                                           ------------------------------------
                                               Aubrey K. McClendon
                                               Chairman of the Board and
                                               Chief Executive Officer


Date:         April 25, 2005

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